Akros Absolute Return Fund

Series of Trust for Professional Managers

Supplement to Statement of Additional Information
dated September 30, 2005

Effective immediately, the second paragraph of the “Portfolio Turnover” section beginning on page B-37 of the Statement of Additional Information is modified to read as follows:

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.

Please retain this Supplement with your Statement of Additional Information for reference.

The date of this Supplement is May 17, 2006.